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                              SETTLEMENT AGREEMENT
                              --------------------

       This Settlement Agreement is made and entered into this 26th day of January 2006, by and among SUNBORNE XII, LLC, CALEB DEVELOPMENT, LLC, and WOODMEN JOINT VENTURE, LLP (collectively, "Sunborne") and CIRTRAN CORPORATION, CIRCUIT TECHNOLOGY CORPORATION, CIRCUIT TECHNOLOGY, INC., IEHAB HAWATMEH, ROGER KOKOSYON, and RAED HAWATMEH (collectively, "CTC") (CTC and Sunborne, collectively the "Parties").

                                    RECITALS
                                    --------

       A. Sunborne is the owner of an office/warehouse building located at 3650-3750 North Nevada Avenue, Colorado Springs, El Paso County, Colorado (the "Property"), the same having the following legal description: Lots 1 and 2, Block 1, TRW Subdivision No. 2, El Paso County, Colorado.

       B. Pursuant to a Net Lease dated January 8, 1998 ("Master Lease"), Sunborne leased to ETA Technologies Corporation ("ETA") approximately 142,500 square feet of the Property. Subsequently, ETA assigned its leasehold interest to Colorado Electronics Corporation ("CEC").

       C. Pursuant to a Sublease dated November 30, 1998 (the "Sublease"), CEC sublet to CTC approximately 71,500 square feet of the Property (the "Leased Premises").

       D. On or about December 4, 1998, CTC leased approximately 17,327 rentable square feed of the Leased Premises to Parkway Products, Inc. ("Parkway"). In or about October 1999, Parkway vacated its portion of the Leased Premises and ceased paying rent to CTC. The Parties claimed that Parkway breached of its sublease and that they had a concurrent right to assert claims against Parkway for damages (the "Parkway Claim").

       E. In December 1999, Sunborne retook possession of the Leased Premises. Sunborne thereafter filed suit against CTC in the District Court of El Paso County, Colorado, Case No. 99 CV 2870 (the "Lawsuit"). Sunborne asserted various claims against CTC, and CTC asserted a counterclaim against Sunborne.

       F. CTC entered into a settlement agreement with Sunborne with respect to the Lawsuit in January 2002 (the "First Settlement Agreement").


       G. Sunborne thereafter obtained a judgment against CTC in Colorado District Court in November 2002 (the "Judgment").

       H.     The Judgment was also filed in Utah District Court in February
2003.

       I. CTC and Sunborne desire to settle their dispute upon the terms and conditions set forth herein.


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       NOW THEREFORE, pursuant to these Recitals, and for and in consideration of the terms and conditions of this settlement agreement (the "Second Settlement Agreement"), the mutual benefits to be derived herefrom, and other good and valuable consideration, the Parties agree as follows:

       1. Payment by CTC. CTC shall deliver to Sunborne's counsel, Scott W. Johnson or Lincoln W. Hobbs, payment to Sunborne in the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) no later than ten (10) days following the full and complete execution of this Second Settlement Agreement by Sunborne.

       2. Satisfaction of Payment. Sunborne shall file a Satisfaction of Judgment in the forms attached hereto as Exhibit A within five (5) business days after the payment described in paragraph 1 above has been delivered to legal counsel for Sunborne. The Satisfaction of Judgment shall be filed in the Lawsuit and all courts or tribunals where any judgment has been filed or lodged. By executing this Second Settlement Agreement, Sunborne hereby authorizes and instructs its attorney to execute and file the Satisfaction of Judgment attached hereto as Exhibit A.

       3. Cessation of Collection Efforts. Concurrent with the execution of this Second Settlement Agreement, Sunborne will execute, through its attorney, and file with the appropriate courts, a Request for Dismissal in the form attached hereto as Exhibit B, requesting that the Utah District Court dismiss the Supplemental Proceedings brought in Utah, with prejudice, and with each party to bear its own attorneys' fees and costs. Sunborne further covenants to file a Request for Dismissal in a form similar to that attached hereto as Exhibit B with respect to every other proceeding, suit, or action (except in the Lawsuit where a Satisfaction of Judgment will be filed), brought by Sunborne in any jurisdiction against CTC. Sunborne further covenants to dismiss, cease, retract, remove, and otherwise cease all efforts to pursue, lis pendens, garnishment, and liens and like filings and proceedings, and to cease prosecution of claims against CTC, and efforts to collect on or enforce the Judgment. By executing this Settlement Agreement, Sunborne hereby authorizes and instructs its attorney to execute and file the Request for Dismissal attached hereto as Exhibit B as directed herein.

       4. Indemnity by Sunborne. Sunborne agrees to indemnify CTC from any and all damages, losses, costs, or expenses (including reasonable attorneys' fees and costs) that CTC incurs after the date hereof as a result of any claim, suit, cause of action, proceeding, or other attempt to collect on the Judgment.

       5. Release by Sunborne. Sunborne, their partners, employees, predecessors, successors, and assigns, and all persons or entities acting by, through, under or in concert with them, or on their behalf, hereby irrevocably and unconditionally release and forever discharge CTC, their successors, assigns, officers, directors, stockholders, employees, insurers, agents,


                                       2
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representatives, and attorneys, or any of them, from any and all actions, causes of action, suits, claims, rights, damages, losses, costs, and expenses
(including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent which they now have, own ,or hold, or at any time heretofore had, owned or held, arising out of conduct or matters occurring prior to the date hereof, and related directly or indirectly to matters at issue in the Lawsuit and set forth herein.

       6. Release by CTC. CTC, their officers, directors, employees, shareholders, predecessors, successors and assigns, and all persons or entities acting by, through, under or in concert with them, or on their behalf, hereby irrevocably and unconditionally release and forever discharge Sunborne, and any of their successors, assigns, partners, employees, insurers, agents, representatives, and attorneys, or any of them, from any and all actions, causes of action, suits, claims, rights, damages, losses, costs, and expenses (including attorneys' fees and costs actually incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent which they now have, own or hold, or at any time heretofore had, owned or held, arising out of conduct or matters occurring prior to the date hereof, and related directly or indirectly to matters at issue in the Lawsuit and set forth herein.

       7. Confidentiality and Non-Disclosure. The parties, individually and on behalf of their partners, officers, directors, employees, shareholders, predecessors, successors and assigns, and all persons or entities acting by, through, under or on their behalf, or any of them, agree that the amount of payment provided for in this Settlement Agreement, nor any other term contained herein, shall be disclosed to any third-party absent written consent from the non-disclosing parties, except as may be required in connection with the preparation and filing of income tax returns, or other financial or securities reporting, or as may be required by the order of a court of competent jurisdiction, or any regulatory or self-regulatory agency or if requested by the Court at any hearing in an action between the parties to this Agreement . It is specifically agreed that no disclosure shall be made to the press or other member of the media regarding the underlying dispute or the terms of this Settlement Agreement. This is a material term of this Settlement Agreement. Any non-disclosure provision in this Agreement does not prohibit or restrict the Parties (or their attorneys) from responding to any inquiry about this settlement or its underlying facts and circumstances by the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc.
(NASD) or any other self-regulatory organization.

       8. Consideration. The parties hereto acknowledge and agree that good and valuable consideration has been given for the covenants, releases, and agreements set forth herein and that each party has been fully advised (to the extent that they have deemed necessary) regarding this Settlement Agreement and their respective claims by competent legal counsel of their choosing.

       9. No Admission of Liability. The parties hereto agree that this Settlement Agreement is entered into in settlement of disputed claims, and execution of this Settlement Agreement shall not be deemed to be an admission of liability or an admission against interest by any party hereto.


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       10.    Nonassignment of Claims. The parties each warrant and represent that there has been no assignment, sale, or transfer of any of the claims being released hereby and that their execution of this Settlement Agreement constitutes a full and complete release and discharge of those claims. If there has been any assignment, the assigning party agrees to fully indemnify the other parties hereto for all costs, attorneys' fees, and judgments incurred as a result of such assignment.

       11. Full and Independent Knowledge. Each party hereto represents that it has been represented by an attorney in connection with the preparation and review of this Settlement Agreement, that its representative has specifically discussed with its attorney the meaning and effect of this Settlement Agreement and that its representative has carefully read and understands the scope and effect of each provision contained herein. Each party hereto further represents that it does not rely and has not relied upon any representation or statement made by the other party hereto or any of its representatives with regard to the subject matter, basis or effect of this Settlement Agreement and has voluntarily entered into this Settlement Agreement.

       12. Successors. This Settlement Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties.

       13. Preparation of Settlement Agreement and Construction of its Terms. The parties agree that each of them has, through their attorneys, participated in and contributed to the preparation of this Settlement Agreement. The parties agree that this Settlement Agreement shall be regarded and deemed as having been prepared jointly by the parties hereto. Any ambiguity or uncertainty existing herein shall not be interpreted or construed against any party thereto by virtue of who may have drafted such provision.

       14. Amendment to Settlement Agreement. This Settlement Agreement may not be altered, amended, modified, or otherwise changed in any respect or particular whatsoever except by a writing executed by an authorized representative of each party hereto.

       15. Further Assurances. Each of the parties, without further consideration, agrees to execute and deliver such other documents and take such other action as may be necessary to consummate more effectively the subject matter hereof.

       16. Execution in Counterparts. The parties hereto agree that this Settlement Agreement may be executed in counterparts and that it is the intent of the parties that the copy signed by a party will be fully enforceable against said party, and all signed counterparts shall be deemed to be an original.

       17. Authorization. Any person signing this Settlement Agreement for or on behalf of an entity other than a natural person does by said signature warrant that he or she is duly authorized by said entity to undertake such action on its behalf, and that such signature is the valid and binding act of


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that entity. Each individual executing this Settlement Agreement represents that he has full mental and physical capacity to enter into this Settlement
Agreement.

       18. Governing Law. This Settlement Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of Utah.

       19. Attorneys' Fees. If any action is brought because of any breach of or to enforce, interpret, rescind, or terminate any of the provisions of this Settlement Agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys' fees and court costs incurred in connection with such action, the amount of which shall be fixed by the court and made a part of any judgment rendered.

       20. Severability. Should any part, term, or provision of this Settlement Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms, and provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be deemed not to be part of this Settlement Agreement.

       21. Entire Agreement. This Settlement Agreement sets forth the entire agreement between the parties and supersedes any and all prior agreements or understandings between the parties pertaining to the subject matter hereof.

       22. Waiver. Acceptance by either party of any performance less than required hereby shall not be deemed to be a waiver of the rights of such party to enforce all of the terms and conditions hereof. No waiver of any such right hereunder shall be binding unless reduced to writing and signed by the party to be charged therewith.

       IN WITNESS WHEREOF, the parties have executed this Settlement Agreement as of the date first shown above.

                                    SUNBORNE:

                                         Sunborne XII, LLC


                                         /s/
                                        -------------------------------------
                                        Its Manager
                                        Signed this ____ day of January 2006.



[signatures continue on following page]


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


                                         Caleb Development, LLC


                                          /s/
                                         -------------------------------------
                                         Its Manager
                                         Signed this ____ day of January 2006.

                                         Woodmen Joint Venture, LLP


                                           /s/
                                         -------------------------------------
                                          Its General Partner
                                         Signed this ____ day of January 2006.


                                         CTC:

                                         Cirtran Corporation


                                           /s/ Iehab Hawatmeh
                                         -------------------------------------
                                         Iehab Hawatmeh, President
                                         Signed this ____ day of January 2006.

                                         Circuit Technology Corporation


                                          /s/ Iehab Hawatmeh
                                         -------------------------------------
                                         Iehab Hawatmeh, President
                                         Signed this ____ day of January 2006.

                                         Circuit Technology, Inc.


                                          /s/ Iehab Hawatmeh
                                         -------------------------------------
                                         Iehab Hawatmeh, President
                                         Signed this ____ day of January 2006.


                                          /s/ Iehab Hawatmeh
                                         -------------------------------------
                                         Iehab Hawatmeh
                                         Signed this ____ day of January 2006.


[signatures continue on following page]


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                                          /s/
                                         -------------------------------------
                                         Roger Kokozyon
                                         Signed this ____ day of January 2006.


                                          /s/ Raed Hawatmeh
                                         -------------------------------------
                                         Raed Hawatmeh
                                         Signed this ____ day of January 2006.


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                                    EXHIBIT A
























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                                    EXHIBIT B















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